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                                                                      EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Georgia-Pacific Corporation (related to the Corporation's 1995 Employee Stock Purchase Plan) of our reports dated February 16, 1995 included (or incorporated by reference) in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.


                                                         /s/ ARTHUR ANDERSEN LLP





Atlanta, Georgia
July 3, 1995